                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER

                           THE SECURITIES ACT OF 1933
                         ------------------------------

       STARWOOD HOTELS & RESORTS WORLDWIDE, INC.                                  STARWOOD HOTELS & RESORTS
                                                                           (EXACT NAME OF REGISTRANT AS SPECIFIED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)                                  IN ITS CHARTER)
                      MARYLAND                                                            MARYLAND
  (STATE OR OTHER JURISDICTION OF INCORPORATION OR                      (STATE OR OTHER JURISDICTION OF INCORPORATION OR
                    ORGANIZATION)                                                        ORGANIZATION)
                     52-0901263                                                           52-1193298
       (I.R.S. EMPLOYER IDENTIFICATION NO.)                                 (I.R.S. EMPLOYER IDENTIFICATION NO.)

                             777 WESTCHESTER AVENUE
                             WHITE PLAINS, NY 10604
                                 (914) 640-8100
               (ADDRESS INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
        INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

   1995 LONG-TERM INCENTIVE PLAN OF STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
           1995 LONG-TERM INCENTIVE PLAN OF STARWOOD HOTELS & RESORTS
                            (FULL TITLE OF THE PLANS)

                           THOMAS C. JANSON, JR., ESQ.
             EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
                             777 WESTCHESTER AVENUE
                             WHITE PLAINS, NY 10604
                                 (914) 640-8100
           (NAME AND ADDRESS INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                    COPY TO:
                                 LAURA A. LOFTIN, ESQ.
                                 SIDLEY & AUSTIN
                              555 WEST FIFTH STREET
                              LOS ANGELES, CA 90013
                                 (213) 896-6000

                         CALCULATION OF REGISTRATION FEE


===============================================================================================================================
                                                                                                  Proposed
                                                                              Proposed             Maximum
          Title Of                                           Amount            Maximum            Aggregate          Amount Of
         Securities                                          To Be         Offering Price         Offering         Registration
       to be Registered                                    Registered         Per Share             Price               Fee
-------------------------------------------------------------------------------------------------------------------------------
Shares of common stock, $0.01 par value per
share, of Starwood Hotels & Resorts                       25,500,000(2)       $49.0937(3)       $1,251,889,350(3)     $348,026(4)
Worldwide, Inc. (including associated preferred
stock purchase rights (1)) attached to Class B
shares of beneficial interest, $0.01 par value per
share, of Starwood Hotels & Resorts
-------------------------------------------------------------------------------------------------------------------------------

(1) Shares of common stock being registered hereunder are accompanied by preferred stock purchase rights. Until the occurrence of specific prescribed events, such rights are not exercisable, are evidenced by the certificates for shares of common stock and will be transferred along with and only with shares of common stock.

(2) Pursuant to Rule 429, 25,500,000 of the shares of common stock included in these shares are being carried forward from (i) the 6,375,000 shares of common stock (as adjusted from 4,250,000 shares of common stock originally registered after giving effect to the Registrants' 3 for 2 stock split in January 1997) included in the 6,375,000 Paired Shares previously registered by the Registrants' Registration Statement on Form S-8 (Registration Nos. 333-02721 and 333-02721-01) and (ii) the 20,361,070 shares of common stock included in the 20,361,070 Paired Shares previously registered by the Registrants' Registration Statement on Form S-8 (Registration Nos. 333-49927 and 333-49927-01) (together, the "Prior Registration Statements").

(3) Estimated solely for the purpose of calculating the registration fee. Pursuant to Rules 457(c) and (h)(1) under the Securities Act of 1933, the Proposed Maximum Offering Price Per Shares is based upon the weighted average of the prices at which the options may be exercised.

(4) Pursuant to Rule 429(b), the registration fee payable hereunder is offset in full by fees of $357,967 previously paid in connection with the registration of 25,500,000 Paired Shares under the Prior Registration Statements

         This Registration Statement also constitutes Post-Effective Amendment No. 1 to each of the Prior Registration Statements.

                                EXPLANATORY NOTE

                  On January 6, 1999, Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Corporation"), and Starwood Hotels & Resorts, a Maryland real estate investment trust (the "Trust"), completed the restructuring of Starwood Hotels (the "Restructuring") in accordance with the Agreement and Plan of Restructuring (the "Restructuring Agreement"), dated as of September 16, 1998 and amended as of November 30, 1998, among the Corporation, ST Acquisition Trust, a Maryland real estate investment trust and a wholly owned subsidiary of the Corporation ("Merger Sub"), and the Trust.

                   Pursuant to the terms of the Restructuring Agreement, Merger Sub merged with and into the Trust (the "Merger"). As a result of the Merger, the Trust became a subsidiary of the Corporation. Each issued and outstanding common share of beneficial interest, par value $.01 per share, of Merger Sub was converted into one validly issued, fully paid and nonassessable Class A share of beneficial interest, par value $.01 per share ("Class A Share"), of the Trust. The Corporation has 100% voting control over the Trust through the Corporation's ownership of the Class A Shares. Under the terms of the Restructuring Agreement, all common shares of beneficial interest, par value $.01 per share ("Trust Shares"), of the Trust that had been acquired by the Trust or by any of its wholly owned subsidiaries and all of the Trust Shares owned by the Corporation or any of its wholly owned subsidiaries were canceled and no cash, shares of beneficial interest in the Trust or other consideration was delivered in exchange therefor. Each Trust Share issued and outstanding immediately prior to the effective time of the Restructuring (other than Trust Shares canceled as described above) was converted into one Class B share of beneficial interest, par value $.01 per share ("Class B Share"), of the Trust.

                  Prior to the Restructuring, the shares of common stock, par value $.01 per share, of the Corporation ("Corporation Shares") and the Trust Shares were "paired" on a one-to-one basis pursuant to a Pairing Agreement dated as of June 25, 1980 (as amended from time to time, the "Pairing Agreement"), and were held and transferred only in combined units of one Corporation Share and one Trust Share (a "Paired Share"). In the Restructuring, the Pairing Agreement was amended and restated, and renamed the "Intercompany Agreement." Pursuant to the Intercompany Agreement, the Class B Shares, and not the Trust Shares, are attached to and trade together with the Corporation Shares in units ("Units") consisting of one Corporation Share and one Class B Share.

                  As a result of the Merger, awards under the 1995 Long-Term Incentive Plan of the Corporation and the 1995 Long-Term Incentive Plan of the Trust (collectively, the "Plans") will be made in Units, not Paired Shares. This Registration Statement relates to an aggregate amount of up to 25,500,000 Units issuable pursuant to the Plans.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

Item 1.  Plan Information*

Item 2.  Registrant Information and Employee Plan Annual Information*

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and the Note to Part I of Form S-8.

                                     PART II
                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

         The following documents previously filed by Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Corporation") and Starwood Hotels & Resorts, a Maryland real estate investment trust (the "Trust" and, together with the Corporation, "Starwood"), are incorporated herein by reference and shall be deemed to be a part hereof:

                  (a) The description of the shares of common stock of the Corporation contained in the Registration Statement on Form 8-A filed by the Corporation with the Securities and Exchange Commission (the "Commission") on October 3, 1986;

                  (b) The description of the Class B shares of beneficial interest of the Trust contained in the Registration Statements on Form 8-A filed by the Trust with the Commission on December 21, 1998 and January 4, 1999, including any amendment or report filed for the purpose of updating such description;

                  (c) The description of the preferred stock purchase rights of the Corporation contained in the Registration Statements on Form 8-A filed by the Corporation with the Commission on March 15, 1999, including any amendment or report filed for the purpose of updating such description;

                  (d) Starwood's Joint Annual Report on Form 10-K for the fiscal year ended December 31, 1998; and

                  (e) Starwood's Joint Current Reports on Form 8-K dated January 6, 1999 and March 15, 1999.

         All documents filed by the Corporation or the Trust pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as amended, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, are deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the respective dates of filing of such documents (such documents, and the documents enumerated in paragraphs (a) through (e) above, being hereinafter referred to as "Incorporated Documents").

         Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such first statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

         Not applicable.

Item 5.  Interests of Named Experts and Counsel

         Not applicable.

Item 6.  Indemnification of Directors and Officers

         The Corporation's charter (the "Corporation Articles") and the Amended and Restated Declaration of the Trust (the "Trust Declaration") provide that the Corporation and the Trust, respectively, shall indemnify, to the fullest extent permitted by law, all persons who may be indemnified pursuant to the Maryland General Corporation Law (the "MGCL") and Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland (the "Maryland REIT Law" and together with the MGCL, the "Maryland Statutes"), respectively. The Maryland Statutes require a corporation or a Maryland real estate investment trust (a "Maryland REIT") (unless its charter or declaration provides otherwise, which the Corporation Articles and the Trust Declaration do not) to indemnify a director, trustee or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. The Maryland Statutes permit a corporation or Maryland REIT to indemnify its present and former directors, trustees and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacity unless it is established that (a) the act or omission of the director, trustee or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director, trustee or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director, trustee or officer had reasonable cause to believe that the act or omission was unlawful. However, under the Maryland Statutes, a Maryland corporation or a Maryland REIT may not indemnify for an adverse judgment in a suit by or in the right of the corporation or the Maryland REIT or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, the Maryland Statutes permit a corporation or a Maryland REIT to advance reasonable expenses to a director, trustee or officer upon the receipt by the corporation or the Maryland REIT of (a) written affirmation by the director, trustee or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation or the Maryland REIT if it shall ultimately be determined that the standard of conduct was not met.

Item 7.  Exemption From Registration Claimed

         Not applicable.

Item 8.  Exhibits.

         Exhibit
         Number            Description of Exhibit
         ------            ----------------------
         4.1               Charter of the Corporation, amended and restated as
                           of February 1, 1995, as amended through March 26,
                           1999 (incorporated by reference to Exhibit 3.2 of the
                           Joint Annual Report on Form 10-K for the fiscal year
                           ended December 31, 1998).

         4.2               Amended and Restated Declaration of the Trust
                           (incorporated by reference to Exhibit 1 of the Trust's Registration Statement on Form 8-A filed on
                           December 21, 1998, except that the following changes were made on January 6, 1999, upon the filing by the Trust and Merger Sub of the Articles of Merger of Merger Sub into the Trust (the "Articles of Merger") with, and the acceptance thereof for record by, the State Department of Assessments and Taxation of the State of Maryland (the "SDAT"): Section 6.14 specifies January 6, 1999 as the date of the Intercompany Agreement; Section 6.19.1 specifies
                           January 6, 1999 as the date of the acceptance for record by the SDAT of the Articles of Merger; and the definition of "Intercompany Agreement" in Section
                           6.19.2 specifies January 6, 1999 as the date of the Intercompany Agreement).

         4.3               Bylaws of the Corporation, as amended through March
                           15, 1999 (incorporated by reference to Exhibit 3.4 to the Trust and the Corporation's Joint Current Report on Form 8-K dated March 15, 1999).

         4.4 Bylaws of the Trust (incorporated by reference to Exhibit 2 of the Trust's Registration Statement on
                           Form 8-A filed on December 21, 1998).

         4.5 Amended and Restated Intercompany Agreement dated as of January 6, 1999, between the Corporation and the Trust (incorporated by reference to Exhibit 3 of the Trust's Registration Statement on Form 8-A filed on
                           December 21, 1998, except that on January 6, 1999, the Intercompany Agreement was executed and dated as of January 6, 1999).

         4.6 Rights Agreement dated as of March 15, 1999 between the Corporation and ChaseMellon Shareholder Services,
                           L.L.C., as Rights Agent (incorporated by reference to Exhibit 4 to the Trust and the Corporation's Current
                           Report on Form 8-K dated March 15, 1999).

         4.7 1995 Long-Term Incentive Plan of the Trust (Amended and Restated as of December 3, 1998) (incorporated by reference to Annex D of the Definitive Joint Proxy
                           Statement of the Trust and the Corporation dated
                           December 3, 1998 (the "1998 Proxy Statement")).

        *4.8               Amendment to Starwood Hotels & Resorts 1995
                           Long-Term Incentive Plan, dated as of January 28,
                           1999.

         4.9               1995 Long-Term Incentive Plan of the Corporation
                           (Amended and Restated as of December 3, 1998)
                           (incorporated by reference to Annex E of the 1998
                           Proxy Statement).

        *4.10              Amendment to Starwood Hotels & Resorts Worldwide,
                           Inc. 1995 Long-Term Incentive Plan, dated as of
                           January 28, 1999.


         *5.1              Opinion of Ballard Spahr Andrews & Ingersoll, LLP.

         *23.1             Consent of Arthur Andersen LLP.

         *24.1 Powers of Attorney (included on signature pages hereto).

------------------------
*        Filed herewith.

Item 9.  Undertakings

         Each of the undersigned registrants (the "Registrants") hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act of 1933");

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if this Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (4) If either Registrant is a foreign private issuer, to file a post-effective amendment to the Registration Statement to include any financial statements required by Rule 3-19 of this chapter at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided, that such Registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Act or Rule 3-19 of this chapter if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

         Each Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of a Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on this 7th day of April, 1999.


                                       STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC.

                                       By: /s/ Ronald C. Brown
                                          -------------------------------------
                                                    Ronald C. Brown
                                              Executive Vice President and
                                                Chief Financial Officer

                                POWER OF ATTORNEY

                  Each person whose signature to the Registration Statement appears below hereby appoints Ronald C. Brown and Thomas C. Janson, Jr., and each of them, as his or her attorneys-in-fact, with full power of substitution and resubstitution, to execute in the name and on behalf of such person, individually and in the capacity stated below, and to file, all amendments to this Registration Statement, which amendments may make such changes in and additions to this Registration Statement as such attorneys-in-fact may deem necessary or appropriate.

                  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


/s/ Barry S. Sternlicht
------------------------             Chairman of the Board, Chief                 April 7, 1999
Barry S. Sternlicht                  Executive Officer and Director
                                     (Principal Executive Officer)


/s/ Richard D. Nanula
------------------------             President, Chief Operating Officer           April 7, 1999
Richard D. Nanula                    and Director


/s/ Ronald C. Brown
------------------------             Executive Vice President and                 April 7, 1999
Ronald C. Brown                      Chief Financial Officer (Principal
                                     Financial and Accounting Officer)


/s/ Brenda C. Barnes
------------------------             Director                                     April 7, 1999
Brenda C. Barnes

/s/ Juergen Bartels
------------------------             Director                                     April 7, 1999
Juergen Bartels


/s/ Jonathan D. Eilian
------------------------             Director                                     April 7, 1999
Jonathan D. Eilian


/s/ Earle F. Jones
------------------------             Director                                     April 7, 1999
Earle F. Jones


/s/ Michael A. Leven
------------------------             Director                                     April 7, 1999
Michael A. Leven


/s/ Daniel H. Stern
------------------------             Director                                     April 7, 1999
Daniel H. Stern


/s/ Daniel W. Yih
------------------------             Director                                     April 7, 1999
Daniel W. Yih

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of White Plains, State of New York, on this 7th day of April, 1999.

                                       STARWOOD HOTELS & RESORTS


                                       By: /s/ Barry S. Sternlicht
                                          -------------------------------------
                                                   Barry S. Sternlicht
                                           Chairman and Chief Executive Officer


                                POWER OF ATTORNEY

                  Each person whose signature to the Registration Statement appears below hereby appoints Ronald C. Brown and Madison F. Grose, and each of them, as his attorneys-in-fact, with full power of substitution and resubstitution, to execute in the name and on behalf of such person, individually and in the capacity stated below, and to file, all amendments to this Registration Statement, which amendments may make such changes in and additions to this Registration Statement as such attorneys-in-fact may deem necessary or appropriate.

                  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


/s/ Barry S. Sternlicht
------------------------            Chairman, Chief Executive                        April 7, 1999
Barry S. Sternlicht                 Officer and Trustee
                                    (Principal Executive Officer)

/s/ Ronald C. Brown
------------------------            Vice President, Chief Financial Officer
Ronald C. Brown                     and Chief Accounting Officer (Principal          April 7, 1999
                                    Financial and Accounting Officer)


/s/ Jean-Marc Chapus
------------------------            Trustee                                          April 7, 1999
Jean-Marc Chapus


/s/ Bruce W. Duncan
------------------------            Trustee                                          April 7, 1999
Bruce W. Duncan

/s/ Madison F. Grose
------------------------            Trustee                                          April 7, 1999
Madison F. Grose


/s/ George J. Mitchell
------------------------            Trustee                                          April 7, 1999
George J. Mitchell


/s/ Stephen R. Quazzo
------------------------            Trustee                                          April 7, 1999
Stephen R. Quazzo


/s/ Raymond S. Troubh
------------------------            Trustee                                          April 7, 1999
Raymond S. Troubh

         Pursuant to the requirements of the Securities Act of 1933, the trustee (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of White Plains, State of New York, on April 7, 1999.

                                  1995 LONG-TERM INCENTIVE PLAN OF
                                  STARWOOD HOTELS & RESORTS

                                  /s/ Susan R. Bolger
                                  ------------------------------------
                                  By:     Susan R. Bolger
                                  Title:  Executive Vice President - Human
                                            Resources

                                  1995 LONG-TERM INCENTIVE PLAN OF
                                  STARWOOD HOTELS & RESORTS
                                  WORLDWIDE, INC.

                                  /s/ Susan R. Bolger
                                  ------------------------------------
                                  By:     Susan R. Bolger
                                  Title:  Executive Vice President - Human
                                            Resources

                                  EXHIBIT INDEX


         Exhibit
         Number                     Exhibit
         ------                     -------
         4.1               Charter of the Corporation, amended and restated as
                           of February 1, 1995, as amended through March 26,
                           1999 (incorporated by reference to Exhibit 3.2 of the
                           Joint Annual Report on Form 10-K for the fiscal year
                           ended December 31, 1998).

         4.2               Amended and Restated Declaration of Trust of Starwood
                           Hotels & Resorts (formerly Starwood Lodging Trust), a
                           Maryland real estate investment trust (the "Trust")
                           (incorporated by reference to Exhibit 1 of the Trust's Registration Statement on Form 8-A filed on
                           December 21, 1998, except that the following changes were made on January 6, 1999, upon the filing by the Trust and Merger Sub of the Articles of Merger of Merger Sub into the Trust (the "Articles of Merger") with, and the acceptance thereof for record by, the State Department of Assessments and Taxation of the State of Maryland (the "SDAT"): Section 6.14 specifies January 6, 1999 as the date of the Intercompany Agreement; Section 6.19.1 specifies
                           January 6, 1999 as the date of the acceptance for record by the SDAT of the Articles of Merger; and the definition of "Intercompany Agreement" in Section
                           6.19.2 specifies January 6, 1999 as the date of the Intercompany Agreement).

         4.3               Bylaws of the Corporation, as amended through March
                           15, 1999 (incorporated by reference to Exhibit 3.4 to the Trust and the Corporation's Joint Current Report on Form 8-K dated March 15, 1999).

         4.4 Bylaws of the Trust (incorporated by reference to Exhibit 2 of the Trust's Registration Statement on
                           Form 8-A filed on December 21, 1998).

         4.5 Amended and Restated Intercompany Agreement dated as of January 6, 1999, between the Corporation and the Trust (incorporated by reference to Exhibit 3 of the Trust's Registration Statement on Form 8-A filed on
                           December 21, 1998, except that on January 6, 1999, the Intercompany Agreement was executed and dated as of January 6, 1999).

         4.6 Rights Agreement dated as of March 15, 1999 between the Corporation and ChaseMellon Shareholder Services,
                           L.L.C., as Rights Agent (incorporated by reference to Exhibit 4 to the Trust and the Corporation's Current
                           Report on Form 8-K dated March 15, 1999).

         4.7 1995 Long-Term Incentive Plan of the Trust (Amended and Restated as of December 3, 1998) (incorporated by reference to Annex D of the Definitive Joint Proxy
                           Statement of the Trust and the Corporation dated
                           December 3, 1998 (the "1998 Proxy Statement")).

        *4.8               Amendment to Starwood Hotels & Resorts 1995 Long-Term
                           Incentive Plan, dated as of January 28, 1999.

         4.9               1995 Long-Term Incentive Plan of the Corporation
                           (Amended and Restated as of December 3, 1998)
                           (incorporated by reference to Annex E of the 1998
                           Proxy Statement).

        *4.10              Amendment to Starwood Hotels & Resorts Worldwide,
                           Inc. 1995 Long-Term Incentive Plan, dated as of
                           January 28, 1999.

        *5.1               Opinion of Ballard Spahr Andrews & Ingersoll, LLP.

       *23.1               Consent of Arthur Andersen LLP.

       *24.1 Powers of Attorney (included on signature pages hereto).


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*        Filed herewith.